RECOVERY ENERGY



Global Hunter Securities Presentation
Annual GHS 100 Energy Conference

June 26, 2012

recoveryenergyco.com

Forward Looking Statements

- This presentation and document contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are "forward-looking statements" for purposes of federal and state securities laws, including, but not limited to, any projections of earnings, revenue or other financial items; any statements of the plans, strategies and objections of management for future operations; any statements concerning future production, reserves or other resource development opportunities, any projected well performance or economics, or potential joint ventures or strategic partnerships; any statements regarding future economic conditions or performance; any statements of belief; and any statements of assumptions underlying any of the foregoing.
- Forward-looking statements may include the words "may," "should," "could," "estimate," "intend," "plan," "project," "continue," "believe," "expect" or "anticipate" or other similar words. These forward-looking statements present our estimates and assumptions only as of the date of this presentation. Except as required by law, we do not intend, and undertake no obligation, to update any forward-looking statement.
- Although we believe that the expectations reflected in any of our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in any of our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and inherent risks and uncertainties. The factors impacting these risks and uncertainties include, but are not limited to:
  - *estimated quantities and quality of oil and natural gas reserves;*
  - *exploration , exploitation and development results;*
  - *fluctuations in the price of oil and natural gas, including reductions in prices that would adversely affect our revenue, cash flow, liquidity and access to capital;*
  - *availability of capital on an economic basis, or at all, to fund our capital needs;*
  - *availability of, or delays related to, drilling, completion and production, personnel, supplies and equipment;*
  - *the timing and amount of future production of oil and gas;*
  - *the completion, timing and success of our drilling activity;*
  - *the inability of management to effectively implement our strategies and business plans;*
  - *potential default under our secured obligations or material debt agreements;*
  - *lower oil and natural gas prices negatively affecting our ability to borrow or raise capital, or enter into joint venture arrangements;*
  - *declines in the values of our natural gas and oil properties resulting in write-downs;*
  - *inability to hire or retain sufficient qualified operating field personnel;*
  - *increases in interest rates or our cost of borrowing;*
  - *deterioration in general or regional (especially Rocky Mountain) economic conditions;*
  - *the strength and financial resources of our competitors;*
  - *the occurrence of natural disasters, unforeseen weather conditions, or other events or circumstances that could impact our operations or could impact the operations of companies or contractors we depend upon in our operations;*
  - *inability to acquire or maintain mineral leases at a favorable economic value that will allow us to expand our development efforts;*
  - *delays, denials or other problems relating to our receipt of operational consents and approvals from governmental entities and other parties;*
  - *unanticipated recovery or production problems, including cratering, explosions, fires and uncontrollable flows of oil, gas or well fluids;*
  - *environmental liabilities;*
  - *loss of senior management or technical personnel;*
  - *adverse state or federal legislation or regulation that increases the costs of compliance, or adverse findings by a regulator with respect to existing operations;*
  - *changes in U.S. GAAP or in the legal, regulatory and legislative environments in the markets in which we operate; and*
  - *other factors, many of which are beyond our control.*
- Many of these factors are beyond our ability to control or predict. These factors are not intended to represent a complete list of the general or specific factors that may affect us.
- For a detailed description of these and other factors that could cause actual results to differ materially from those expressed in any forward-looking statement, we urge you to carefully review and consider the disclosures made in the "Risk Factors" sections of our SEC filings, available free of charge at the SEC's website (www.sec.gov).
- **RESERVE/RESOURCE DISCLOSURE**
- The SEC permits oil and gas companies, in their filings with the SEC, to characterize as proved reserves only those accumulations of hydrocarbons that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions, and that are part of an approved five-year development plan. In this presentation, we use the terms "proved reserves," "proved, probable and possible reserves," "resources," "resource potential," "recoverable," "EURs" and other descriptions of volumes of hydrocarbons potentially recoverable, through additional drilling or recovery techniques. None of the estimates contained in this release conform to SEC guidelines. Estimates of unproved reserves or resources which may potentially be recoverable through additional drilling or recovery techniques, or under different pricing assumptions, are by their nature much more uncertain than estimates of proved reserves and accordingly are subject to substantially greater risk of not actually being realized by the Company.

Corporate Overview

Exchange / Symbol:	NASDAQ: RECV
Shares Issued / Out:	17.7 MM
Company Headquarters:	Denver, CO
Net Leasehold:	Approximately 125,000 Net Acres
Average Working Interest:	90%
Location / Counties:	NE - Banner, Kimball, and Scotts Bluff
	WY - Carbon, Goshen, Laramie, and Platte
	CO - Adams, Arapahoe, Washington, and Weld
Auditors:	Hein & Associates, LLP
Reserve Engineer:	Ralph E. Davis Associates
Investor Relations:	Market Development Consulting Group

Executive Summary – DJ Basin Oil

- Experienced Management Team
  - Over 80 years of experience in the DJ Basin
- Current Production and Opportunities
  - 35 operated wells with current production of approximately 300+ BOE/d*
  - 80+ lower-risk drilling locations identified; more in process
  - Expect to drill 12 – 16 wells in 2012
  - Conventional "J" and Wykert sandstones resource potential
    - 5 - 10 million barrels EUR
- Emerging Niobrara Oil Shale
  - Approximately 115,000 net Niobrara Potential acres - majority is long-term leasehold
  - 130+ Niobrara horizontal drilling locations
  - Majority of acreage is contiguous
    - 50 – 100 million barrels risked unconventional resource potential
- Multi-Horizon Unconventional Opportunities
  - 40+ drilling locations identified (Codell, Greenhorn, Permian Admire, Pennsylvanian Desmoinesian, et. al.), more in process
    - 10 - 25 million barrels unconventional resource potential

* Daily production equivalent may fluctuate and differ from actual reported volumes due to numerous factors as described in the Forward-Looking Statements.

DJ BASIN DRILLING & JV ACTIVITY



S.E. Wyoming
Cheyenne
N. Colorado
Greeley
Wattenberg
Denver

Shell Oil Baldwin 1: Comp Date: 09/1958, Permo-Penn Potential, Ro: .69-.89; TOC: 2-12%

Continental Oil Co. Parsons 1 : Comp Date: 01/1952, Permo-Penn Potential, Core: BLDG Oil

Black Hills E&P Roberts State Draw 21-16-27-6: Spud Date: 08/2011, Good Niobrara Shows

Devon H&T Ranch 15-2344H: Spud Date: 03/2012, Reservoir: Codell Sand

Samson Magic US38 #1-18H: Proposed 10,754 ft. Lateral, Reservoir: Niobrara

Devon Newton Ranch 14-3444H: Spud Date: 08/2011, Reservoir: Niobrara

Marathon Hawk Springs 19-61-29-1: Permit Date: 12/2011, Reservoir: Niobrara

Marathon Antelope Draw:17-61-19-1: Spud Date: 1/2012, Reservoir: Niobrara

Fairways Resources Vogel 1-1

Fairways Resources State 1-16

Whiting Two Mile Creek 22-33M: Spud Date: 04/2011

Noble Energy (Recovery Energy Non-Op Interest) SLW State PC BB18-65HN, SLW State PC BB18-67HN, Vince State B13-63HN, Lateral Niobrara Wells

Southwestern Energy Ewertz Farms 1-58 #1-26 & Staner 5-58 #1-8: Permo-Penn Wells Permitted 2/2012 and 4/2012

Key Lease/JV Distribution

- Recovery Leases
- Noble Leases
- Noble Leases (Wattenberg)
- BBC/TARC ($4,000/ac Aug. '11)
- CHK/CNOOC ($4,750/ac Feb. '11)
- Devon/EOG
- Fairways
- MDC/ITOCHU ($3,200/ac Sept. '10)
- Marathon ($5,000/ac May. '11)
- Whiting

Hz Wells/Permits by Operator

- Recovery Leases
- Recovery
- Anadarko
- Barrett
- Bonanza Creek
- Carrizo
- Chesapeake
- Cirque
- ConocoPhillips
- Continental Resources
- Devon
- EnCana
- EOG
- Fidelity
- Kerr McGee
- Lone Star
- Marathon
- Noble
- Petroleum Development Corp
- Rex Energy
- RKI Operating
- Slawson/Voyager
- Samson O&G
- Sinclair
- SM Energy
- Sundance
- Whiting

Geologic Overview

Multi-Horizon Prospective Formations

- Niobrara : Burgeoning new resource play seeing significant drilling activity in numerous areas. Hybrid shale/carbonate reservoir deposited in deep marine environment with areal variations in mineralogical content and tectonic overprint.
- Codell Sandstone: Historical productive interval in the Wattenberg Field, currently seeing horizontal development in and outside of core area. May provide multi-lateral upside with Niobrara.
- Greenhorn Limestone: Largely unexplored resource play, similar to Niobrara. Significant free oil recoveries (DST's), mud gas shows, and geochemical data establish potential.
- "J" Sandstone: Major producing reservoir in DJ Basin. Have updated approach to exploration and development using 3D seismic and modern frac technology.
- Dakota / Lakota, Morrison, Sundance Sandstones: Fluvial-deltaic to marine sandstone conventional reservoir systems. Dakota / Lakota produces at a number of localities in proximity to leasehold.
- Permian: The Wykert Sandstone is producing conventionally from the Kleinholz and Terrestrial fields adjacent to Recovery leasehold. Additional, unconventional potential exists in the lower Permian Admire Group.
- Pennsylvanian/Mississippian: Shows and conventional production from porous carbonates, and core and DST shows from black shales indicate unconventional shale exploitation potential in shale-rich "sweet spots" on company leasehold.



ADJACENT DENVER BASIN
QUAT.
Undifferentiated alluvial deposits
TERTIARY
Castle Rock Conglomerate
Dawson-Denver Formations
Arapahoe Formation
Laramie Formation
Fox Hills Sandstone
UPPER CRETACEOUS
Pierre Shale
Terry "Sussex" Ss. Member
Hygiene "Shannon" Ss. Member
Sharon Springs Member
Niobrara Formation
Smoky Hill Shale Member
Fort Hays Limestone Member
Codell Sandstone Member
Carlile Shale
Greenhorn Limestone
Graneros Shale
"D" sandstone
Mowry Shale equivalent
LOWER CRETACEOUS
Muddy ("J") Sandstone
Skull Creek Shale
"Dakota" of drillers
"Lakota" of drillers
JURASSIC
Morrison Formation
Older Jurassic rocks (Entrada) may be present
TRI.
Jelm Formation
PERMIAN
Lykins Formation
Lyons Sandstone
Satanka
PENNSYLVANIAN
Marmoo
Atoka/Morrow
MISS.
Mississippian rocks
DEV.
Devonian rocks
SIL.
ORD.
Ordovician rocks
CAM.
Cambrian rocks
PRE CAM.
Metamorphic and intrusive rocks

Primary Target
Secondary Target

CONVENTIONAL PRODUCTION / OPPORTUNITIES

Conventional Opportunities
"J" Sandstone

- Modernization of "J" Sand Play
  - Expansion of historical fluvial facies exploration into marine facies using current frac technology
  - Utilization of 3D seismic resulting in continuing new field discoveries on or near Recovery Energy leasehold in last few years
  - Integration of indirect tectonic data to refine structural interpretation
- 35 Operated Wells Produce Approximately 300+ BOE/d*
- Low Risk Drilling Targets
  - 75+ infield and step-out opportunities
  - Expect to drill 8 -12 wells in 2012
- Proved Reserves and Un-booked Resource Potential
  - 5,000,000 – 10,000,000 BO
- Over 55 mi^2 of 3D Seismic
- Low Cost / Low Risk with Excellent Economics
- Established & Proven Producing Basin
- Acquisition Opportunities are Ample with a Grass Roots Presence



ADJACENT DENVER BASIN
QUAT.
Undifferentiated alluvial deposits
TERTIARY
Castle Rock Conglomerate
Dawson-Denver Formations
UPPER CRETACEOUS
Arapahoe Formation
Laramie Formation
Fox Hills Sandstone
Pierre Shale
Terry "Sussex" Ss. Member
Hygiene "Shannon" Ss. Member
Sharon Springs Member
Niobrara Formation
Smoky Hill Shale Member
Fort Hays Limestone Member
Codell Sandstone Member
Carlile Shale
Greenhorn Limestone
Graneros Shale
"D" sandstone
Mowry Shale equivalent
LOWER CRETACEOUS
Muddy ("J") Sandstone
Skull Creek Shale
"Dakota" of drillers
"Lakota" of drillers
JURASSIC
Morrison Formation
Older Jurassic rocks (Entrada) may be present
TRI.
Jelm Formation
PERMIAN
Lykins Formation
Lyons Sandstone
Satanka
Wolfcampian
PENNSYLVANIAN
Marmoo
Atoka/Morrow
MISS.
Mississippian rocks
DEV.
Devonian rocks
SIL.
ORD.
Ordovician rocks
CAM.
Cambrian rocks
PRE CAM
Metamorphic and intrusive rocks

* Daily production equivalent may fluctuate and differ from actual reported volumes due to numerous factors as described in the Forward-Looking Statements.

Conventional Opportunities Wykert Sandstone

- Extension of Existing Wykert Production Along Trend
  - Eolian sandstone facies producing along stratigraphic pinch-out
  - 3D seismic structure corrected for velocity in overlying anhydrite section of variable thickness
- Low Risk Drilling Targets
  - 10+ infield and step-out opportunities
  - Expect to drill 4 – 8 wells in 2012
  - Additional exploration opportunities
- Proved Reserves and Un-booked Resource Potential
  - 1 – 5 million BO conventional resource potential



TYPE LOG
Gross Brothers C-2
KLEINHOLZ FIELD
SYSTEM
SERIES
STAGE
GROUP
PERMIAN
PENN
LEONARDIAN
WOLFCAMPIAN
VIRGILIAN
NIPPEWALLA
SUMNER
CHASE
COUNCIL GROVE
ADMIRE
LYONS Sandstone
SATANKA
WOLFCAMP
WYKERT
● Producing Reservoir
◑ Oil Shows
ADJACENT DENVER BASIN
QUAT
Undifferentiated alluvial deposits
TERTIARY
Castle Rock Conglomerate
Dawson-Denver Formations
Arapahoe Formation
Laramie Formation
Fox Hills Sandstone
UPPER CRETACEOUS
Pierre Shale
Terry "Sussex" Ss. Member
Hygiene "Shannon" Ss. Member
Sharon Springs Member
Niobrara Formation
Smoky Hill Shale Member
Fort Hays Limestone Member
Codell Sandstone Member
Carlile Shale
Greenhorn Limestone
Graneros Shale
"D" sandstone
Mowry Shale equivalent
LOWER CRETACEOUS
Muddy ("J") Sandstone
Skull Creek Shale
"Dakota" of drillers
"Lakota" of drillers
JURASSIC
Morrison Formation
Older Jurassic rocks (Entrada) may be present
Jelm Formation
Lykins Formation
PERMIAN
Lyons Sandstone
Satanka
Wolfcampian
Maroon
Atoka/Morrow
MISS.
Mississippian rocks
DEV.
Devonian rocks
SIL.
ORD.
Ordovician rocks
CAM
Cambrian rocks
PRE CAM
Metamorphic and intrusive rocks

2012 Conventional Drilling Program



Stateline Prospect Area
Pine Bluffs Prospect Area
Wilke/Vrtatko Prospect Area
WY
NE
Recent Muddy-J discoveries
Prospect "first-well" locations

Conventional "J" Sand Economics

- Gross (8/8ths) Well on 40-Acre Spacing
  - WI=100%, NRI=80%   Oil price constant $70/bbl
  - OPEX=$4000/month, Severance Tax 6.6%, Advalorem Tax 6.8%
  - Three IP/EUR cases considered as noted below
  - Range of CWC CAPEX considered, from $700M to $900M
  - Wells can be drilled and completed in 30 days



NPV10%
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$700
$750
$800
$850
$900
Completed Well Cost $M
100 MBO
77 MBO
60 MBO



ROR%
140
120
100
80
60
40
20
0
$700
$750
$800
$850
$900
Completed Well Cost $M
100 MBO
77 MBO
60 MBO

MULTI-HORIZON UNCONVENTIONAL OPPORTUNITIES ACROSS THE DJ BASIN

Multi-Horizon Unconventional Prospective Formations

- Niobrara: New resource play seeing significant drilling activity in numerous areas. Hybrid shale/carbonate reservoir deposited in deep marine environment with areal variations in reservoir properties and tectonic overprint. Recent data indicate several different sub-plays which are undergoing continuing optimization efforts.
- Codell Sandstone: Historical productive interval in the Wattenberg Field, currently seeing horizontal development in and outside of core area. Generally tight marine sandstone amenable to horizontal exploitation. 5-10' thick at Wattenberg; up to 80+ feet thick in northern part of basin, where minor vertical production has been established in structural and stratigraphic traps. May provide multi-lateral upside with Niobrara.
- Greenhorn Limestone: Largely unexplored resource play, similar to Niobrara in hybrid shale/carbonate lithology. Deposited under similar conditions as Niobrara but generally shalier with production potentially more reliant on natural open fractures. Significant free oil recoveries (DST's), mud gas shows, and geochemical data help establish potential.
- Permian: Unconventional potential exists in inter-bedded shales and dolomites of the lower Permian Admire Group. Minor vertical production has been established in the Admire "C" at Kleinholz field
- Pennsylvanian and Mississippian: Pennsylvanian Virgil and Des Moines Group interbedded black shales and carbonates have significant potential across the northern DJ. Shows and production from carbonates in Nebraska and core and DST shows from black shales indicate unconventional shale exploitation potential in shale-rich "sweet spots" on company leasehold. Shale TOC > 20% and 0.6 < Ro < 0.9%. Underlying Atoka shale and Mississippian carbonate potential have also received recent industry attention.



ADJACENT DENVER BASIN
QUAT.
Undifferentiated alluvial deposits
TERTIARY
Castle Rock Conglomerate
Dawson-Denver Formations
Arapahoe Formation
Laramie Formation
Fox Hills Sandstone
UPPER CRETACEOUS
Pierre Shale
Terry "Sussex" Ss. Member
Hygiene "Shannon" Ss. Member
Niobrara Formation
Smoky Hill Shale Member
Fort Hays Limestone Member
Codell Sandstone Member
Greenhorn Limestone
Graneros Shale
"D" sandstone
Mowry Shale equivalent
LOWER CRETACEOUS
Muddy ("J") Sandstone
Skull Creek Shale
"Dakota" of drillers
"Lakota" of drillers
JURASSIC
Morrison Formation
Older Jurassic rocks (Entrada) may be present
TRI.
Jelm Formation
PERMIAN
Lykins Formation
Lyons Sandstone
Satanka
PENNSYLVANIAN
Atoka/Morrow
MISS.
Mississippian rocks
DEV.
Devonian rocks
SIL.
ORD.
Ordovician rocks
CAM.
Cambrian rocks
PRE CAM.
Metamorphic and intrusive rocks

Primary Targets

LIFE CYCLE OF A "RESOURCE" PLAY

- **Discovery**, immediately followed by **Irrational Exuberance**: "All the world's a sweet spot…"

- **Over-correction** of the initial over-reaction, including public over-statements about the "spotty" nature of the play, and metrics required for success ("Needs to look like…")

  Is there really a play which is the same across it's entire extent???

- **Actual work** to understand the existing data and apply it to the development of various **sub-plays**

RECENT HZ PERMITS SHOWN WITH RECOVERY'S ACREAGE

Red Cloud
10,000 net acres

Chugwater
14,500 net acres

Stateline
53,500 net acres

Pine Bluffs
30,460 net acres

Wilke/Vrtatko
14,200 net acres

Wattenberg
1,200 net acres

Denver East
1,000 net acres



Defender
Silo
Cheyenne
WY
NE
CO
Hereford
Wattenberg
Denver

Recent Activity

Niobrara
- last 3 months
- last 6 months
- last year

Codell
- last 3 months
- last 6 months
- last year


Fault Map of Wattenberg Field Area
Fort Collins
Greeley
Boulder
Golden
Denver
Longmont Fault Zone
Lafayette Fault Zone
J. WFZ
C.G. WFZ
B.H.
RM.A
7N
5N
3N
1N
1S
3S
68W
66W
64W
Weimer 1996

NIOBRARA TECTONICS AND FRACTURED RESERVOIR

Optimization of Niobrara Production Must Account for Natural Fractures

Recovery Energy Maintains that Natural Fracture Effects Cannot be Avoided, and Therefore Should be "Harnessed"


Silo Field
Wrench Fault System
Significant Niob shows
Herrington Farms, 2/11
Undiscovered
Atlas, 3/10
Silo State, 9/10
Simray State, 10/10
Niob faults (blue "donuts")
Jake, 10/09
Hereford Field
WY
NE
CO
Niobrara Structure CI = 50'

Fracture-Dominated Reservoir

Silo-Hereford Area Example of Recovery Lease Asset

Herrington Farms and Similarity of Recovery Asset to Silo

Same Geologic Properties and Tectonic Framework, PLUS SHOWS



ATLAS 1-19
SILO STATE 41-22
SIMRAY STATE
HERRINGTON FARMS
Niob OTS during bit trip, 2010
Niob flowed oil during drilling, 2011
Niobrara Structure CI = 50'
WY
NE



NE
SW
Rt shaded grn > 20 ohm
TG shaded red > 750 units
C4 shaded grn > 10,000 ppm
GR shaded blue < 150 api
Started flowing oil while drilling
B1
B2
B1
B2
B1?
4X Vertical Exaggeration

Herrington Farms and Similarity of Recovery Asset to Silo

Same Geologic Properties and Tectonic Framework, PLUS SHOWS


ATLAS 1-19
HERRINGTON FARMS
SILO STAT
SIMRAY STATE
OTS during
trip, 2010
"STRING of SILOS"
Niobrara Structure CI = 50'
T14N
R65W
R64W
R63W
R62W
R60W
WY
NE


NE
SW
Rt shaded grn > 20 ohm
TG shaded red > 750 units
C4 shaded grn > 10,000 ppm
B1
B2
B1
B2
B1?
GR shaded blue < 150 api
Started flowing oil
while drilling
4X Vertical Exaggeration

Conclusions/Hypotheses
Geologic Variability in Niobrara Oil Sub-plays

- Natural Fractures are the Single Most Critical Component of Successful Niobrara Oil Production for All Reservoir Types Including Proven Calcareous Mudstone Reservoirs, such as Silo, Wattenberg, and Hereford

- Attention to Natural Fractures May Present Oil Production Opportunities on the High Permeability End of the Reservoir Spectrum, Exploiting "Fracture-Swarm Oil Concentration Mechanisms" in Fractured Chalk Reservoirs Which Serve as Collection Points for Migrated Oil

- More Shaley Reservoir Can Preferentially Yield Connate Water and Gas from Oil-Bearing Reservoir. Natural Fractures and High Reservoir Energy Alleviate Some of this Relative Permeability Challenge. Refinement of Drilling and Completion Techniques, Including Oleophilic Procedures Under Evaluation in Northwest Colorado, May Radically Increase Opportunities in the Western DJ Basin.

Niobrara Activity

DJ BASIN NIOBRARA DRILLING/PERMIT ACTIVITY (HORIZONTAL WELLS/PERMITS AS OF 3/1/2012)

Hz Wells/Permits by Operator

- Recovery Leases
- Recovery
- Anadarko
- Barrett
- Bonanza Creek
- Carrizo
- Chesapeake
- Cirque
- ConocoPhillips
- Continental Resources
- Devon
- EnCana
- EOG
- Fidelity
- Kerr McGee
- Lone Star
- Marathon
- Noble
- Petroleum Development Corp
- Rex Energy
- RKI Operating
- Samson O&G
- Simray
- Slawson/Voyager
- SM Energy
- Sundance
- Whiting



5
DEFENDER
DEVON
CHUGSPRING
1
MARATHON
SILO
2
3
WY
NE
WHITING
CO
HEREFORD
4
WATTENBERG
ANADARKO
CONOCO-PHILLIPS
ULTRA

Recovery Energy's Overall Approach

1. *Conventional Development (J) plus Unconventional Investigation/Evaluation*
2. *Same, plus Active Pursuit of large 3D*
3. *Conventional Development in J and Permo-Penn, plus Unconventional Investigation and Evaluation*
4. *Participation in Wattenberg*
5. *Development and Promotion of Permo-Penn Unconventional Play*

2012 DRILLING PROGRAM

- 12 – 16 Well Conventional Drilling Program on 4 - 6 Prospect Areas
  - 2 wells drilled: Hanson 42-26 (J Sand-Pine Bluffs Area), and Lukassen 44-7 (Wykert Sand-Wilke Area)
  - Spudding 3 additional wells – Stateline area and Pine Bluffs area
  - Review follow-up 3D seismic surveys to direct future operations

- Participation in Wattenberg Horizontal Niobrara
  - Recently participated in 3 non-operated horizontal Niobrara wells in the "De-Risked" Wattenberg
  - Average working interest – 6.5%
  - Additional well proposals anticipated